Exhibit 4.6


                      AMENDED AND RESTATED
                      DECLARATION OF TRUST

                               of

                UAL Corporation Capital Trust I

                       December 30, 1996


     AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of December 30, 1996 by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), UAL Corporation, a Delaware corporation, as trust sponsor ("UAL" or the "Sponsor") and the holders from time to time of undivided interests in the assets of the Trust (as hereinafter defined).

     WHEREAS, the Sponsor and certain of the Trustees entered into a Declaration of Trust dated as of October 15, 1996 (the "Original Declaration") in order to establish a statutory business trust (the "Trust") under the Business Trust Act (as hereinafter defined);

     WHEREAS, the Certificate of Trust (the "Certificate of
Trust") of the Trust was filed with the office of the Secretary of State of the State of Delaware on October 15, 1996;

     WHEREAS, the Trustees and the Sponsor desire to continue the Trust pursuant to the Business Trust Act for the purpose of, as described more fully in Section 3.3 hereof, (i) issuing Preferred Securities (as hereinafter defined) representing undivided beneficial interests in the assets of the Trust in exchange for Depositary Shares ("Depositary Shares") each representing 1/1,000 of a share of 12-1/4% Series B Preferred Stock (as hereinafter defined) of UAL pursuant to the Offer (as hereinafter defined) and delivering such Depositary Shares to UAL in consideration for the deposit by UAL as trust assets of Debentures (as hereinafter defined) of UAL issued under the Indenture (as hereinafter defined) and (ii) issuing and selling Common Securities (as hereinafter defined) representing undivided beneficial interests in the assets of the Trust to UAL in exchange for cash and investing the proceeds thereof in additional Debentures (as hereinafter defined) of UAL issued under the Indenture to be held as assets of the Trust; and

     NOW, THEREFORE, it being the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Act, that the Original Declaration be amended and restated in its entirety as provided herein and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets referred to in clauses (i) and
(ii) of the previous recital clause contributed to or purchased by the Trust will be held in trust for the benefit of the Holders (as hereinafter defined) from time to time of the Certificates (as hereinafter defined) representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                           ARTICLE I

                          DEFINITIONS

     SECTION 1.1  Definitions.
                  ___________

     (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

     (b) a term defined anywhere in this Declaration has the same meaning throughout;

     (c) all references to "the Declaration" or "this
Declaration" are to this Amended and Restated Declaration of Trust (including Exhibits A, B and C hereto (the "Exhibits")) as modified, supplemented or amended from time to time;

     (d) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

     (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

     (f) a reference to the singular includes the plural and vice versa.

     "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

     "Book Entry Interest" means a beneficial interest in a Certificate registered in the name of a Clearing Agency or a nominee thereof, ownership and transfers of which shall be maintained and made through book entries by such Clearing Agency as described in Section 9.4.

     "Business Day" means each Monday, Tuesday, Wednesday,
Thursday and Friday which is not a day on which banking institutions are authorized or obligated by law or executive order to close in the Place of Payment (as such term is defined in the Indenture).

     "Business Trust Act" means Chapter 38 of Title 12 of the
Delaware Code, 12 Del. C. Sec. 3801 et seq., as it may be amended from time to time.

     "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

     "Certificate of Trust" has the meaning set forth in the second Whereas clause above.

     "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as a depository for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

     "Commission" means the U.S. Securities and Exchange
Commission.

     "Common Guarantee" means the Common Securities Guarantee
Agreement dated as of December 30, 1996 of UAL in respect of the Common Securities.

     "Common Security" has the meaning specified in Section
7.1(b).

     "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Annex I to Exhibit C.

     "Covered Person" means (i) any officer, director, shareholder, partner, member, representative, employee or agent of the Trust or its Affiliates, (ii) any officer, director, shareholder, employee, representative or agent of UAL or its Affiliates and (iii) the Holders from time to time of the Securities.

     "Dealer Manager Agreement" means the dealer manager agreement entered into among UAL, the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Smith Barney Inc. with respect to, among other things, the Offer and the Preferred Securities.

     "Debenture Trustee" means The First National Bank of Chicago as trustee under the Indenture until a successor is appointed thereunder and thereafter means any such successor trustee.

     "Debentures" means the series of Junior Subordinated
Debentures issued by UAL under the Indenture to the Trust and entitled the "13 1/4% Junior Subordinated Debentures due 2026".

     "Delaware Trustee" has the meaning set forth in Section
5.1(a)(3).

     "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

     "DTC" means The Depository Trust Company, the initial
Clearing Agency.

     "Event of Default" in respect of the Securities means an Indenture Event of Default has occurred and is continuing in respect of the Debentures.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

     "Expiration Date" has the meaning set forth in the Prospectus.

     "Fiscal Year" has the meaning specified in Section 11.1.

     "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

     "Indemnified Person" means any Trustee, any Affiliate of any Trustee, any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee, or any employee or agent of the Trust or its Affiliates.

     "Indenture" means the Indenture dated as of December 20, 1996 between UAL and the Debenture Trustee as supplemented by the board resolution, supplemental indenture or officers' certificate pursuant to which the Debentures are to be issued.

     "Indenture Event of Default" means any event or condition defined as an "Event of Default" with respect to the Debentures under Section 5.1 of the Indenture that has occurred and is continuing.

     "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.1(c) and having the duties set forth for the Institutional Trustee herein.

     "Investment Company" means an investment company as defined in the Investment Company Act.

     "Investment Company Act" means the Investment Company Act of
1940, as amended from time to time, or any successor legislation.

     "Legal Action" has the meaning specified in Section 3.6(g).

     "Liquidation Distribution" has the meaning set forth in Exhibits B and C hereto establishing the terms of the Securities.

     "Majority in liquidation amount of the Securities" means, except as otherwise required by the Trust Indenture Act and except as provided in the penultimate paragraph of paragraph 5 of Exhibit B hereto, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities each voting separately as a class, who are the record owners of a relevant class of Securities whose liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) represents more than 50% of the liquidation amount of all outstanding Securities of such class.

     "Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Exhibits B and C hereto.

     "Offer" means the offer by the Trust to exchange Preferred
Securities of the Trust for outstanding Depositary Shares of UAL in consideration for the deposit to the Trust by UAL, as trust assets, of Debentures issued under the Indenture, all as described in the Prospectus.

     "Original Declaration" has the meaning set forth in the first recital clause above.

     "Paying Agent" has the meaning specified in Section 3.8(g).

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Preferred Guarantee" means the Guarantee Agreement dated as of December 30, 1996 of UAL in respect of the Preferred
Securities.

     "Preferred Security" has the meaning specified in Section
7.1(b).

     "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Preferred Security Certificate" means a definitive certificate in fully registered form representing a Preferred
Security substantially in the form of Annex I to Exhibit B.

     "Prospectus" means the Prospectus dated November 21, 1996 relating to the Offer.

     "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both such Regular Trustees.

     "Regular Trustee" means any Trustee other than the Institutional Trustee and the Delaware Trustee.

     "Related Party" means any direct or indirect wholly owned subsidiary of UAL or any Person which owns, directly or indirectly, 100% of the outstanding voting securities of UAL.

     "Resignation Request" has the meaning specified in Section
5.2(d).

     "Responsible Officer" means, with respect to the Institutional Trustee, the chairman of the board of directors, the president, any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Rule 3a-5" means Rule 3a-5 under the Investment Company Act or any successor rule thereunder.

     "Securities" means the Common Securities and the Preferred
Securities.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

     "Series B Preferred Stock" means the 12-1/4% Series B
Preferred Stock of UAL.

     "Special Event" has the meaning set forth in the terms of the Securities as set forth in Exhibits B and C hereto.

     "Sponsor" or "UAL" means UAL Corporation, a Delaware corporation, or any successor entity in a merger or consolidation, in its capacity as sponsor of the Trust.

     "Successor Delaware Trustee" has the meaning specified in
Section 5.2(b)(ii).

     "Successor Institutional Trustee" means a successor Trustee possessing the qualifications to act as Institutional Trustee under Section 5.1(c).

     "10% in liquidation amount of the Securities" means, except as otherwise required by the Trust Indenture Act and except as provided in the penultimate paragraph of paragraph 5 of Exhibit B hereto, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities, voting separately as a class, who are the record owners of a relevant class of Securities whose liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) represents 10% or more of the liquidation amount of all outstanding Securities of such class.

     "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

     "UAL Corporation Capital Trust" shall mean any statutory business trust created under the laws of the State of Delaware specified in the applicable board resolution, supplemental indenture or officers' certificate establishing a particular series of debt securities pursuant to Section 3.1 of the Indenture.

                           ARTICLE II

                      TRUST INDENTURE ACT

     SECTION 2.1  Trust Indenture Act; Application.
                  --------------------------------

     (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions;

     (b) if and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture
Act, such imposed duties shall control;

     (c) the Institutional Trustee, to the extent permitted by applicable law and/or the rules and regulations of the Commission, shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act; and

     (d) the application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

     SECTION 2.2  Lists of Holders of Preferred Securities.
                  ----------------------------------------

     (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Institutional Trustee with such information as is required under Section 312(a) of the Trust Indenture Act at the times and in the manner provided in Section 312(a); and

     (b) the Institutional Trustee shall comply with its obligations under Sections 310(b), 311 and 312(b) of the Trust
Indenture Act.

     SECTION 2.3  Reports by the Institutional Trustee.
                  ------------------------------------

     Within 60 days after May 15 of each year, the Institutional Trustee shall provide to the Holders of the Securities such reports, if any, as are required by Section 313 of the Trust Indenture Act in the form, in the manner and at the times provided by Section 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of
Section 313(d) of the Trust Indenture Act.

     SECTION 2.4  Periodic Reports to Institutional Trustee.
                  -----------------------------------------

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee, the Commission and the Holders of the Securities, as applicable, such documents, reports and information, if any, as required by
Section 314(a)(1)-(3) of the Trust Indenture Act and the compliance certificates required by Section 314(a)(4) and (c) of the Trust Indenture Act, any such certificates to be provided in the form, in the manner and at the times required by Section 314(a)(4) and (c) of the Trust Indenture Act (provided that any certificate to be provided pursuant to Section 314(a)(4) of the Trust Indenture Act shall be provided within 120 days of the end of each Fiscal Year).

     SECTION 2.5  Evidence of Compliance with Conditions Precedent.
                  ------------------------------------------------

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration which relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given pursuant to
Section 314(c) shall comply with Section 314(e) of the Trust
Indenture Act.

     SECTION 2.6  Events of Default; Waiver.
                  -------------------------

     (a) Subject to Section 2.6(c), Holders of Preferred Securities may by vote of at least a Majority in liquidation amount of the Preferred Securities, voting separately as a class,
(A) in accordance with the terms of the Preferred Securities, direct the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee, or (B) on behalf of all Holders of Preferred Securities waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that if the Event of Default arises out of an Indenture Event of Default:

          (i) which is not waivable under the Indenture, the Event of Default under this Declaration shall also not be waivable; or

          (ii) which requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures, or (2) each holder of Debentures, the Event of Default under this Declaration may only be waived by, in the case of clause (1) above, the vote of Holders of Preferred Securities representing such specified percentage of the aggregate liquidation amount of the Preferred Securities, or, in the case of clause (2) above, each Holder of Preferred Securities.

Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Preferred Securities or impair any right consequent thereon.

     (b) Subject to Section 2.6(c), Holders of Common Securities may by vote of at least a Majority in liquidation amount of the Common Securities, voting separately as a class, (A) in accordance with the terms of the Common Securities, direct the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee, or (B) on behalf of all Holders of Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the Event of Default arises out of an Indenture Event of Default:

          (i) which is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below, the Event of Default under this Declaration shall also not be waivable; or

          (ii) which requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, except where the holders of the Common Securities are deemed to have waived such Event of Default under this Declaration as provided below, the Event of Default under this Declaration may only be waived by, in the case of clause (1) above, the vote of Holders of Common Securities representing such specified percentage of the aggregate liquidation amount of the Common Securities, or, in the case of clause (2) above, each Holder of Common Securities; and provided further that each Holder of Common Securities will be deemed to have waived any Event of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived by the Holders of Preferred Securities as provided in this Declaration or otherwise eliminated and, until all Events of Default with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of this Declaration or the Securities. If any Event of Default with respect to the Preferred Securities is waived by the Holders of Preferred Securities as provided in this Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under this Declaration without any further act, vote or consent of the Holders of the Common Securities. Subject to the foregoing provisions of this
Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

     (c) The right of any Holder of Securities to receive payment of Distributions on the Securities in accordance with this Declaration and the terms of the Securities set forth in Exhibits B and C on or after the respective payment dates therefor, or to institute suit for the enforcement of any such payment on or after such payment dates, shall not be impaired without the consent of each such Holder.

     (d) As provided in the terms of the Securities set forth in Exhibits B and C hereto, a waiver of an Indenture Event of Default by the Institutional Trustee at the written direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration in respect of the Securities.

     SECTION 2.7  Disclosure of Information.
                  -------------------------

     The disclosure of information as to the names and addresses of the Holders of the Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, shall not be deemed to be a violation of any existing law, or any law hereafter enacted which does not specifically refer to Section 312 of the Trust Indenture Act, nor shall the Institutional Trustee be held accountable by reason of mailing any material pursuant to a request made under
Section 312(b) of the Trust Indenture Act.

                          ARTICLE III

                          ORGANIZATION

     SECTION 3.1  Name.
                  ----

     The Trust continued by this Declaration is named "UAL Corporation Capital Trust I" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

     SECTION 3.2  Office.
                  ------

     The address of the principal office of the Trust is c/o UAL Corporation, 1200 East Algonquin Road, Elk Grove Township, Illinois 60007, telephone number (847) 700-4000. Upon ten days' written notice to the Holders, the Regular Trustees may change the location of the Trust's principal office.

     SECTION 3.3  Purpose.
                  -------

     The exclusive purposes and functions of the Trust are:
(a)(i) to issue Preferred Securities in exchange for Depositary Shares pursuant to the Offer and to deliver such Depositary Shares to UAL in consideration for the deposit to the Trust by UAL, as trust assets, of Debentures issued under the Indenture having an aggregate principal amount equal to the aggregate liquidation amount of the Depositary Shares so delivered; (ii) to enter into such agreements and arrangements as may be necessary in connection with the Offer and to take all action, and exercise such discretion, as may be necessary or desirable in connection with the Offer and to file such registration statements or make such other filings under the Securities Act, the Exchange Act or state securities or "Blue Sky" laws as may be necessary or desirable in connection with the Offer and the issuance of the Preferred Securities; and (iii) to issue and sell Common Securities to UAL for cash and use the proceeds of such sale to purchase as trust assets an equal aggregate principal amount of Debentures issued under the Indenture; and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or, at any time while the Securities are outstanding, otherwise undertake (or permit to be undertaken) any activity that would result in or cause the Trust to be treated as anything other than a grantor trust for United States federal income tax purposes.

     SECTION 3.4  Authority.
                  ---------

     Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Institutional Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

     SECTION 3.5  Title to Property of the Trust.
                  ------------------------------

     Unless otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders of Certificates shall not have legal title to any part of the assets of the Trust, but shall have an individual undivided beneficial interest in the assets of the Trust.

     SECTION 3.6  Powers and Duties of the Regular Trustees.
                  -----------------------------------------

     The Regular Trustees shall have the exclusive power, authority and duty to cause the Trust, and shall cause the Trust, to engage in the following activities:

     (a) to issue Preferred Securities and Common Securities, in each case in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, there shall be no interests in the Trust other than the Securities and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities;

     (b) in connection with the Offer and the issuance of the Preferred Securities, at the direction of the Sponsor, to effect or cause to be effected the filings, and to execute or cause to be executed the documents, set forth in Section 3.11;

     (c) to acquire as trust assets Debentures upon consummation of the Offer in connection with the exchange of Preferred
Securities for Depositary Shares pursuant to the Offer and to acquire as trust assets additional Debentures with the proceeds of the sale of the Common Securities;

     (d) to cause the Trust to enter into the Dealer Manager Agreement and such other agreements and arrangements as may be necessary or desirable in connection with the Offer and the consummation thereof, and to take all action, and exercise all discretion, as may be necessary or desirable in connection with the Offer or the consummation thereof;

     (e) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Special Event, provided that the Regular Trustees shall consult with the Sponsor and the Institutional Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

     (f) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including for the purposes of Section 316(c) of the Trust Indenture Act and with respect to Distributions, voting rights, redemptions, and exchanges, and to issue relevant notices to Holders of the Preferred Securities and Common Securities as to such actions and applicable record dates;

     (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless, pursuant to Section 3.8(c), the Institutional Trustee has the exclusive power to bring such Legal Action;

     (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

     (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

     (j) to give the certificate to the Institutional Trustee required by Section 314(a)(4) of the Trust Indenture Act, which certificate may be executed by any Regular Trustee;

     (k) to incur expenses which are necessary or incidental to carry out any of the purposes of the Trust;

     (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities, the Regular
Trustees hereby initially appointing The First National Bank of
Chicago for such purposes;

     (m) to take all actions and perform such duties as may be required of the Regular Trustee pursuant to the terms of the Securities set forth in Exhibits B and C hereto;

     (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

     (o) to take all action which may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust has been created;

     (p) to take all action, not inconsistent with this Declaration or with applicable law, which the Regular Trustees determine in their discretion to be reasonable and necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, in order that:

          (i)  the Trust will not be deemed to be an Investment
Company required to be registered under the Investment Company
Act;

          (ii)  the Trust will not be classified for United
States federal income tax purposes as an association taxable as a corporation or a partnership and will be treated as a grantor trust for United States federal income tax purposes; and

          (iii) the Trust will comply with any requirements imposed by any taxing authority on holders of instruments treated as indebtedness for United States federal income tax purposes;

provided that such action does not adversely affect the interests of Holders;

     (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and

     (r)  subject to the requirements of Rule 3a-5 and Section
317(b) of the Trust Indenture Act, to appoint one or more Paying
Agents in addition to the Institutional Trustee.

     The Regular Trustees must exercise the powers set forth in this Section 3.6 in a manner which is consistent with the purposes and functions of the Trust set out in Section 3.3 and the Regular Trustees shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

     Subject to this Section 3.6, the Regular Trustees shall have none of the powers nor any of the authority of the Institutional
Trustee set forth in Section 3.8.

     SECTION 3.7  Prohibition of Actions by Trust and Trustees.
                  --------------------------------------------

     The Trust shall not, and the Trustees (including the Institutional Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees
(including the Institutional Trustee) shall cause the Trust not to:

     (a) invest any proceeds received by the Trust from holding the Debentures but shall promptly distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

     (b) acquire any assets other than as expressly provided herein;

     (c)  possess Trust property for other than a Trust purpose;

     (d) make any investments, other than investments represented by the Debentures;

     (e) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

     (f) issue any securities or other evidences of beneficial ownership of, or beneficial interests in, the Trust other than the Securities;

     (g)  incur any indebtedness for borrowed money; or

     (h) (i) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.7 of the Indenture, (iii) exercise any right to rescind or annul any declaration that the principal of all of the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, in each case where such consent shall be required, unless in the case of this clause (h) the Institutional Trustee shall have received an unqualified opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that such action will not cause the Trust to be classified for United States federal income tax purposes as an association taxable as a corporation or partnership and that the Trust will continue to be classified as a grantor trust for United States federal income tax purposes.

     SECTION 3.8  Powers and Duties of the Institutional Trustee.
                  ----------------------------------------------

     (a)  The Institutional Trustee shall:

          (i) on the receipt of payments of funds made in respect of the Debentures held by the Trust, without any further acts of the Institutional Trustee or the Regular Trustees, promptly make payments to the Holders of the Preferred Securities and Common Securities in accordance with Section 6.1. Funds held in the Trust may be held uninvested, and without liability for interest thereon, until disbursed in accordance with this Declaration;

          (ii) engage in such ministerial activities as shall be necessary or appropriate to effect promptly the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature;

          (iii) upon notice of distribution issued by the Regular Trustees in accordance with the terms of the Preferred Securities and the Common Securities, engage in such ministerial activities as shall be necessary or appropriate to effect promptly the distribution pursuant to terms of the Securities of Debentures to Holders of Securities upon the occurrence of a Special Event; and

          (iv) have the legal power to exercise all of the rights, powers and privileges of a holder of the Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Institutional Trustee, subject to Section 2.6(b), shall, for the benefit of the Holders of the Securities, enforce its rights as holder of the Debentures under the Indenture, subject to the rights of the Holders of the Preferred Securities pursuant to the terms of this Declaration and the Trust Indenture Act.

     (b) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities set forth in Exhibits B and C hereto.

     (c) The Institutional Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

     (d) All moneys and all Debentures held by the Trust will not be subject to any right, charge, security interest, lien or claim of any kind in favor of, or for the benefit of, the Institutional Trustee or its agents or their creditors.

     (e) The Institutional Trustee shall, within 90 days after the occurrence of a default with respect to the Securities, transmit by mail, first class postage prepaid, to the Holders of the Securities, as their names and addresses appear upon the register, notice of all defaults with respect to the Securities known to the Institutional Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 3.8(e) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for in the Indenture and irrespective of the giving of any notice provided therein); provided that, except in the case of default in the payment of the principal of or interest on any of the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers, of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities. The Institutional Trustee shall not be deemed to have knowledge of any default, except (i) a default in the payment of principal, premium or interest on the Debentures or
(ii) any default as to which the Institutional Trustee shall have received written notice or a Responsible Officer charged with the administration of this Declaration shall have obtained written notice.

     (f) The Institutional Trustee shall continue to serve as a Trustee until:

          (i) the Trust has been completely liquidated and the proceeds thereof distributed to the Holders of Securities pursuant to the terms of the Securities; or

          (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with
Article V.

     (g) The Institutional Trustee shall act or appoint another Person to act as paying agent in respect of the Securities and, subject to Section 3.6(r), may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to the Preferred Securities. Any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Institutional Trustee, after consultation with the Regular Trustees, at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee, subject to
Section 3.6(r). The Institutional Trustee hereby initially appoints The First National Bank of Chicago as the Paying Agent.

     (h) The Institutional Trustee shall give prompt written notice to the Holders of the Securities of any notice received by it from UAL of its election to defer payments of interest on the Debentures by extending the interest payment period with respect thereto.

     (i) Subject to this Section 3.8, the Institutional Trustee shall have none of the powers or the authority of the Regular
Trustees set forth in Section 3.6.

     (j) The Institutional Trustee shall exercise the powers, duties and rights set forth in this Section 3.8 and Section 3.10 in a manner which is consistent with the purposes and functions of the Trust set out in Section 3.3 and the Institutional Trustee shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

     SECTION 3.9  Delaware Trustee.
                  ----------------

     Notwithstanding any other provision of this Declaration other than Section 5.1(a)(3), the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Regular Trustees and the Institutional Trustee described in this Declaration or any of the duties or responsibilities of Trustees generally. Except as set forth in Section 5.1(a)(3), the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

     SECTION 3.10  Certain Rights and Duties of the Institutional
                   ----------------------------------------------
Trustee.
-------

     (a) The Institutional Trustee, before the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration, and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

               (A)  the duties and obligations of the
Institutional Trustee shall be determined solely by the express provisions of this Declaration, and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee; and

               (B) in the absence of bad faith on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; but, in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

          (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders as provided herein relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee hereunder or under the Indenture, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration; and

          (iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it.

     (c)  Subject to the provisions of Section 3.10(a) and (b):

          (i)  whenever, in the administration of this
Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part and, if the Trust is excluded from the definition of Investment Company solely by means of Rule 3a-5, subject to the requirements of Rule 3a-5, request and rely upon a certificate, which shall comply with the provisions of Section 314(e) of the Trust Indenture Act, signed by any two of the Regular Trustees or by an authorized officer of the Sponsor, as the case may be;

          (ii) The Institutional Trustee (A) may consult with counsel of its choice (which may be counsel to the Sponsor or any of its Affiliates and may include any of its employees) selected by it in good faith and with due care and the written advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice and opinion and (B) shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

          (iii) The Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it in good faith and with due care;

          (iv) The Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holders, unless such Holders shall have offered to the Institutional Trustee reasonable security and indemnity against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction; provided that nothing contained in this clause (iv) shall relieve the Institutional Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived) to exercise such of the rights and powers vested in it by this Declaration, and to use the same degree of care and skill in this exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs; and

          (v) Any action taken by the Institutional Trustee or its agents hereunder shall bind the Holders of the Securities and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action; and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act, or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action.

     SECTION 3.11  Registration Statement and Related Matters.
                   ------------------------------------------

     In accordance with the Original Declaration, UAL and the Trustees have authorized and directed, and hereby confirm the authorization of, UAL, as the sponsor of the Trust, (i) to file with the Commission and execute, in each case on behalf of the Trust, (a) the Registration Statement on Form S-4 (File No. 333-14245) (the "1933 Act Registration Statement") and any pre-effective or post-effective amendments to such Registration Statement, relating to the registration under the Securities Act of the Preferred Securities of the Trust, (b) a Registration Statement on Form 8-A or other appropriate form (the "1934 Act Registration Statement") (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities of the Trust under Section 12(b) of the Exchange Act and (c) an Issuer Tender Offer Statement on Schedule 13E-4 and any other tender offer statement required to be filed by the Trust with the Commission (including, if necessary, Schedule 14D-1) relating to the Offer (collectively, the "Tender Offer Schedules") and any amendment or supplement thereto; (ii) to file with the New York Stock Exchange ("NYSE") and execute on behalf of the Trust a listing application and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on the NYSE; (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities under the securities or "Blue Sky" laws of such jurisdictions as UAL, on behalf of the Trust, may deem necessary or desirable and (iv) to execute on behalf of the Trust the Dealer Manager Agreement, relating to the Offer, substantially in the form included as
Exhibit 1 to the 1933 Act Registration Statement. In the event that any filing referred to in clauses (i)-(iii) above is required by the rules and regulations of the Commission, the NYSE or state securities or "Blue Sky" laws, to be executed on behalf of the Trust by the Trustees, the Regular Trustees, in their capacities as Trustees of the Trust, are hereby authorized and directed to join in any such filing and to execute on behalf of the Trust any and all of the foregoing, it being understood that the Institutional Trustee and the Delaware Trustee, in their capacities as Trustees of the Trust, shall not be required to join in any such filing or execute on behalf of the Trust any such document unless required by the rules and regulations of the Commission, the NYSE or state securities or "Blue Sky" laws. In connection with all of the foregoing, each Trustee, solely in its capacity as Trustee of the Trust, has constituted and appointed, and hereby confirms the appointment of, UAL Corporation as his, her or its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such Trustee or in such Trustee's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the 1933 Act Registration Statement, the 1934 Act Registration Statement and the Tender Offer Schedules and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such Trustee might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or its substitute, shall do or cause to be done by virtue hereof.

     SECTION 3.12  Filing of Amendments to Certificate of Trust.
                   --------------------------------------------

     The Certificate of Trust as filed with the Secretary of State of the State of Delaware on October 15, 1996 is attached hereto as Exhibit A. On or after the date of execution of this Declaration, the Trustees shall cause the filing with the Secretary of State of the State of Delaware of such amendments to the Certificate of Trust as the Trustees shall deem necessary or desirable.

     SECTION 3.13  Execution of Documents by Regular Trustees.
                   ------------------------------------------

     Unless otherwise determined by the Regular Trustees and except as otherwise required by the Business Trust Act with respect to the Certificate of Trust or otherwise, a majority of, or, if there are only two, both of, the Regular Trustees are authorized to execute and deliver on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute or deliver pursuant to this Declaration.

     SECTION 3.14 Trustees Not Responsible for Recitals or
                  ----------------------------------------
Issuance of Securities.
----------------------

     The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

     SECTION 3.15  Duration of Trust.
                   -----------------

     The Trust, absent termination pursuant to the provisions of
Article VIII hereof, shall have existence until December 15, 2026.

                           ARTICLE IV

                            SPONSOR

     SECTION 4.1  Purchase of Common Securities by Sponsor.
                  ----------------------------------------

     The Sponsor will purchase Common Securities issued by the Trust at the same time as the Preferred Securities are issued in exchange for Depositary Shares pursuant to the Offer, such purchase to be in an amount equal to 3% of the sum of (i) the aggregate stated liquidation amount of the Preferred Securities issued in exchange for Depositary Shares pursuant to the Offer and (ii) the proceeds derived from the sale of the Common Securities.

     SECTION 4.2  Expenses.
                  --------

     (a) The Sponsor shall be responsible for and shall pay for all debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the issuance of the Preferred Securities pursuant to the Offer, the fees and expenses (including reasonable counsel fees and expenses) of the Trustees (including any amounts payable under Article X), the costs and expenses relating to the operation of the Trust, including, without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the disposition of Trust assets).

     (b) The Sponsor will pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

     (c) The Sponsor's obligations under this Section 4.2 shall be for the benefit of, and shall be enforceable by, any Person to whom any such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Sponsor's obligations under this Section 4.2 directly against the Sponsor and the Sponsor irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Sponsor. The Sponsor agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 4.2.

                           ARTICLE V

                           TRUSTEES

     SECTION 5.1  Number of Trustees; Qualifications.
                  ----------------------------------

     (a) The number of Trustees initially shall be five (5). At any time (i) before the issuance of the Securities, the Sponsor may, by written instrument, increase or decrease the number of, and appoint, remove and replace the, Trustees, and (ii) after the issuance of the Securities, the number of Trustees may be increased or decreased solely by, and Trustees may be appointed, removed or replaced solely by, vote of Holders of Common Securities representing a Majority in liquidation amount of the Common Securities voting as a class; provided that in any case:

     (1) the number of Trustees shall be at least five (5) unless the Trustee that acts as the Institutional Trustee also acts as the Delaware Trustee, in which case the number of Trustees shall be at least three (3);

     (2) at least a majority of the Trustees shall at all times be officers, directors or employees of UAL;

     (3) if required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be either a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise is permitted to act as a Trustee hereunder under the laws of the State of Delaware, except that if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise is permitted to act as a Trustee hereunder under the laws of the State of Delaware, then the Institutional Trustee shall also be the Delaware Trustee and
Section 3.9 shall have no application; and

     (4) there shall at all times be an Institutional Trustee hereunder which shall satisfy the requirements of Section 5.1(c).

Each Trustee shall be either a natural person at least 21 years of age or a legal entity which shall act through one or more duly appointed representatives.

     (b)  The initial Regular Trustees shall be:

          Douglas A. Hacker
          Francesca M. Maher
          Thomas A. Mutryn
            c/o     UAL Corporation
                    1200 East Algonquin Road
                    Elk Grove Township, Illinois  60007

     (c) There shall at all times be one Trustee which shall act as Institutional Trustee. In order to act as Institutional
Trustee hereunder, such Trustee shall:

          (i)  not be an Affiliate of the Sponsor; and

          (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then, for the purposes of this Section 5.1(c)(ii), the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     If at any time the Institutional Trustee shall cease to satisfy the requirements of clauses (i)-(ii) above, the Institutional Trustee shall immediately resign in the manner and with the effect set out in Section 5.2(d). If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holders of the Common Securities (as if such Holders were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act. The Preferred Guarantee shall be deemed to be specifically described in this Declaration for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

     The initial Trustee which shall serve as the Institutional
Trustee is The First National Bank of Chicago, whose address is as set forth in Section 14.1(b).

     (d)  The initial Trustee which shall serve as the Delaware
Trustee is First Chicago Delaware Inc., whose address is as set forth in Section 14.1(c).

     (e) Any action taken by Holders of Common Securities pursuant to this Article V shall be taken at a meeting of Holders of Common Securities convened for such purpose or by written consent as provided in Section 12.2.

     (f) No amendment may be made to this Section 5.1 which would change any rights with respect to the number, existence or appointment and removal of Trustees, except with the consent of each Holder of Common Securities.

     SECTION 5.2  Appointment, Removal and Resignation of
                  ---------------------------------------
Trustees.
--------

     (a) Subject to Section 5.2(b), Trustees may be appointed or removed without cause at any time:

          (i) until the issuance of the Securities, by written instrument executed by the Sponsor; and

          (ii) after the issuance of the Securities, by vote of the Holders of a Majority in liquidation amount of the Common
Securities voting as a class.

     (b) (i) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.2(a) until a Successor Institutional Trustee possessing the qualifications to act as Institutional Trustee under Section 5.1(c) has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Regular Trustees, the Sponsor and the Institutional Trustee being removed; and

          (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.2(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Section 5.1(a)(3) (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, the Sponsor and the Delaware Trustee being removed.

     (c) A Trustee appointed to office shall hold office until such Trustee's successor shall have been appointed or until death, removal or resignation.

     (d) Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument (a "Resignation Request") in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided however, that:

          (i) no such resignation of the Trustee that acts as the Institutional Trustee shall be effective until a Successor Institutional Trustee possessing the qualifications to act as Institutional Trustee under Section 5.1(c) has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; and

          (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor
Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware
Trustee and delivered to the Trust, the Sponsor and the resigning
Delaware Trustee.

     (e) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.2 within 60 days after delivery to the Sponsor and the Trust of a Resignation Request, the resigning Institutional Trustee or Delaware Trustee may petition any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

     SECTION 5.3  Vacancies Among Trustees.
                  ------------------------

     If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1 or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with the requirements of this Article V.

     SECTION 5.4  Effect of Vacancies.
                  -------------------

     The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee, or any one of them, shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled as provided in this Article V, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

     SECTION 5.5  Meetings.
                  --------

     Meetings of the Regular Trustees shall be held from time to time upon the call of any Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

     SECTION 5.6  Delegation of Power.
                  -------------------

     (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any registration statement or amendment thereto or other document or schedule filed with the Commission or making any other governmental filing (including, without limitation filings referred to in Section 3.11).

     (b) The Regular Trustees shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                           ARTICLE VI

                          DISTRIBUTIONS

     SECTION 6.1  Distributions.
                  -------------

     Holders shall receive periodic distributions, redemption payments and liquidation distributions in accordance with the applicable terms of the relevant Holder's Securities ("Distributions"). Distributions shall be made to the Holders of Preferred Securities and Common Securities in accordance with the terms of the Securities as set forth in Exhibits B and C hereto. If and to the extent that UAL makes a payment of interest and principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed to promptly make a Distribution of the Payment Amount to Holders in accordance with the terms of the Securities as set forth in Exhibits B and C hereto.

                          ARTICLE VII

                     ISSUANCE OF SECURITIES

     SECTION 7.1  General Provisions Regarding Securities.
                  ---------------------------------------

     (a) The Regular Trustees shall issue on behalf of the Trust securities in fully registered form representing undivided beneficial interests in the assets of the Trust in accordance with Section 7.1(b) and for the consideration specified in
Section 3.3.

     (b) The Regular Trustees shall issue on behalf of the Trust one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit B (the "Preferred Securities") which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein, and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit C (the "Common Securities") which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein. The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

     (c) The Certificates shall be signed on behalf of the Trust by the Regular Trustees (or if there are more than two Regular Trustees by any two of the Regular Trustees). Such signatures may be the manual or facsimile signatures of the present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Security. In case any Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificate so signed shall be delivered by the Trust, such Certificate nevertheless may be delivered as though the person who signed such Certificate had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons as, at the actual date of the execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage. Pending the preparation of definitive Certificates, the Regular Trustees on behalf of the Trust may execute temporary Certificates (printed, lithographed or typewritten), substantially in the form of the definitive Certificates in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Certificates, all as may be determined by the Regular Trustees. Each temporary Certificate shall be executed by the Regular Trustees on behalf of the Trust upon the same conditions and in substantially the same manner, and with like effect, as definitive Certificates. Without unnecessary delay, the Regular Trustees on behalf of the Trust will execute and furnish definitive Certificates and thereupon any or all temporary Certificates may be surrendered to the transfer agent and registrar in exchange therefor (without charge to the Holders). Each Certificate whether in temporary or definitive form shall be countersigned by the manual signature of an authorized signatory of the Person acting as registrar and transfer agent for the Securities, which shall initially be The First National Bank of Chicago.

     (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

     (e) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

     (f) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

     (g) Upon issuance of the Securities as provided in this Declaration, the Regular Trustees on behalf of the Trust shall return to UAL the $10 constituting initial trust assets as set forth in the Original Declaration.

                          ARTICLE VIII

                      TERMINATION OF TRUST

     SECTION 8.1  Termination of Trust.
                  --------------------

     The Trust shall terminate:

          (i) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders of Securities in accordance with the terms of the Securities; or

          (ii) when all of the Debentures shall have been distributed to the Holders of Securities in exchange for all of the Securities in accordance with the terms of the Securities; or

          (iii) upon the expiration of the term of the Trust as set forth in Section 3.15, and a certificate of cancellation is filed by the Trustees with the Secretary of State of the State of Delaware; or

          (iv) upon the bankruptcy of UAL or the Trust; or

          (v) upon the filing of a certificate of dissolution or the equivalent with respect to UAL, the filing of a certificate of cancellation with respect to the Trust after having obtained the consent of at least a majority in liquidation amount of the Securities, voting together as a single class, to file such certificate of cancellation, or the revocation of the charter of UAL and the expiration of 90 days after the date of revocation without a reinstatement thereof; or

          (vi) upon the entry of a decree of judicial dissolution of UAL or the Trust.

     The Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware after (i) termination of the Trust in accordance with this Section 8.1,
(ii) satisfaction of creditors of the Trust and (iii) distribution of the Trust's assets in accordance with this Declaration. The provisions of Sections 3.10 and 4.2 and Article
X shall survive the termination of the Trust.

                           ARTICLE IX

                     TRANSFER OF INTERESTS

     SECTION 9.1  Transfer of Securities.
                  ----------------------

     (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

     (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

     (c) Subject to this Article IX, UAL and any Related Party may only transfer Common Securities to UAL or a Related Party, provided that any such transfer shall be subject to the condition that the transferor shall have obtained (1) either a ruling from the Internal Revenue Service or an unqualified written opinion addressed to the Trust and delivered to the Trustees of nationally recognized independent tax counsel experienced in such matters to the effect that such transfer will not (i) cause the Trust to be treated as issuing a class of interests in the Trust differing from the class of interests represented by the Common Securities originally issued to UAL, (ii) result in the Trust acquiring or disposing of, or being deemed to have acquired or disposed of, an asset, or (iii) result in or cause the Trust to be treated as anything other than a grantor trust for United States federal income tax purposes and (2) an unqualified written opinion addressed to the Trust and delivered to the Trustees of a nationally recognized independent counsel experienced in such matters that such transfer will not cause the Trust to be an Investment Company or controlled by an Investment Company.

     SECTION 9.2  Transfer of Certificates.
                  ------------------------

     The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges which may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration. The Trust shall not be required
(i) to issue, or register the transfer of or exchange of, any Securities during the period beginning at the opening of 15 business days before the mailing of a notice of redemption of Securities according to the terms of the Securities and ending at the close of business on the day of the mailing of the relevant notice of redemption or (ii) to register the transfer of or exchange of any Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     SECTION 9.3  Deemed Security Holders.
                  -----------------------

     The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trustees shall have actual or other notice thereof.

     SECTION 9.4  Book Entry Interests.
                  --------------------

     The Preferred Securities Certificates, on original issuance, will be issued in fully registered form. With respect to any Certificates registered on the books and records of the Trust in the name of a Clearing Agency or the nominee of a Clearing
Agency:

          (i) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including paying Distributions on such Certificates and receiving approvals, votes or consents hereunder) as the Preferred Security Holder and the sole holder of such Certificates and, except as set forth herein, shall have no obligation to the Preferred Security Beneficial Owners;

          (ii)  to the extent that the provisions of this Section
9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

          (iii) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. The Clearing Agency will make book entry transfers among Clearing Agency Participants and receive and transmit payments of Distributions on such Certificates to such Clearing Agency Participants; provided, that solely for the purposes of determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Declaration, so long as definitive Preferred Security Certificates have not been issued (pursuant to Section 9.7 hereof), the Trustees may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Preferred Security Beneficial Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part.

     SECTION 9.5  Notices to Holders of Certificates.
                  ----------------------------------

     Whenever a notice or other communication to the Holders is required to be given under this Declaration, the relevant Trustees shall give such notices and communications to the Holders and, with respect to any Preferred Security Certificate registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Trustees shall, except as set forth herein, have no obligations to the Preferred Security Beneficial Owners.

     SECTION 9.6  Appointment of Successor Clearing Agency.
                  ----------------------------------------

     If any Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to the Preferred
Securities.

     SECTION 9.7  Definitive Preferred Securities Certificates.
                  --------------------------------------------

     If (i) a Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.6 or (ii) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities, then, upon surrender of the Certificates representing the Book Entry Interests with respect to the Preferred Securities by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on, and shall be protected in relying on, such instructions.

     SECTION 9.8  Mutilated, Destroyed, Lost or Stolen Certificates.
                  -------------------------------------------------

     If (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any two Regular Trustees on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                           ARTICLE X

            LIMITATION OF LIABILITY; INDEMNIFICATION

     SECTION 10.1  Exculpation.
                   -----------

     (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Institutional Trustee or the Delaware Trustee, negligence) or willful misconduct with respect to such acts or omissions.

     (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

     (c) Pursuant to Section 3803 (a) of the Business Trust Act, the Holders of Securities, in their capacities as Holders, shall be entitled to the same limitation of liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     SECTION 10.2  Indemnification.
                   ---------------

     (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage or claim incurred by such Indemnified Person by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Institutional Trustee or the Delaware Trustee, negligence) or willful misconduct with respect to such acts or omissions.

     (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.2(a).

     (c) The provisions of this Section 10.2 shall survive the termination of this Declaration.

     SECTION 10.3  Outside Business.
                   ----------------

     The Sponsor and any Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. Neither the Sponsor nor any Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Sponsor or any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor or may act as depository, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                           ARTICLE XI

                           ACCOUNTING

     SECTION 11.1  Fiscal Year.
                   -----------

     The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

     SECTION 11.2  Certain Accounting Matters.
                   --------------------------

     (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books and records of the Trust, together with a copy of this Declaration and a certified copy of the Certificate of Trust, and any amendment thereto, shall at all times be maintained at the principal office of the Trust and shall be open for inspection for any examination by any Holder or its duly authorized representative for any purpose reasonably related to its interest in the Trust during normal business hours.

     (b) If required by applicable law, the Regular Trustees shall, as soon as available after the end of each Fiscal Year of the Trust, cause to be prepared and mailed to each Holder of Securities unaudited financial statements of the Trust for such Fiscal Year, prepared in accordance with generally accepted accounting principles, provided that if the Trust is required to comply with the periodic reporting requirements of Sections 13(a) or 15(d) of the Exchange Act, such financial statements for such Fiscal Year shall be examined and reported on by a firm of independent certified public accountants selected by the Regular Trustees (which firm may be the firm used by the Sponsor).

     (c) The Regular Trustees shall cause to be prepared and mailed to each Holder of Securities an annual United States federal income tax information statement, on such form as is required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

     (d) The Regular Trustees shall cause to be prepared and filed with the appropriate taxing authority an annual United States federal income tax return, on such form as is required by the Code, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority, such returns to be filed as soon as practicable after the end of each Fiscal Year of the Trust.

     SECTION 11.3  Banking.
                   -------

     The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust. The sole signatories for such accounts shall be designated by the Regular Trustees.

     SECTION 11.4  Withholding.
                   -----------

     The Trust and the Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Trust shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount to be withheld was not withheld from a Distribution, the Trust may reduce subsequent Distributions by the amount of such withholding.

                          ARTICLE XII

                    AMENDMENTS AND MEETINGS

     SECTION 12.1  Amendments.
                   ----------

     (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may be amended by, and only by, a written instrument executed by a majority of the Regular Trustees; provided, however, that (i) no amendment to this Declaration shall be made if such amendment or modification would cause the Trust to be classified for United States federal income tax purposes as other than a grantor trust or would cause the Trust to be deemed an "investment company" which is required to be registered under the 1940 Act, (ii) at such time after the Trust has issued any Securities which remain outstanding, any amendment which would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities, (iii) Section 4.2, Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities, (iv) no amendment which adversely affects the rights, powers and privileges of the Institutional Trustee shall be made without the consent of the Institutional Trustee, (v) Article IV shall not be amended without the consent of the Sponsor and (vi) the rights of Holders of Common Securities under Article V to increase or decrease the number of, and to appoint, replace or remove, Trustees shall not be amended without the consent of each Holder of Common Securities.

     (b) Notwithstanding Section 12.1(a)(ii), this Declaration may be amended without the consent of the Holders of the Securities to (i) cure any ambiguity, (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration, (iii) add to the covenants, restrictions or obligations of the Sponsor,
(iv) preserve the status of the Trust as a grantor trust for federal income tax purposes, and (v) conform to any changes in Rule 3a-5 or any change in interpretation or application of Rule 3a-5 by the Commission, which amendment does not adversely affect the rights, preferences or privileges of the Holders.

     SECTION 12.2  Meetings of the Holders of Securities; Action
                   ---------------------------------------------
by Written Consent.
------------------

     (a) Meetings of the Holders of Preferred Securities and/or Common Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of Holders of Preferred Securities or Common Securities, if directed to do so by Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those specified Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

     (b) Except to the extent otherwise provided in the terms of the Securities, the following provision shall apply to meetings of Holders of Securities:

          (i) Notice of any such meeting shall be given by mail to all the Holders of Securities having a right to vote thereat not less than 7 days nor more than 60 days prior to the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by Holders of Securities owning not less than the minimum aggregate liquidation amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holders of Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees.

          (ii) Each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of a Security is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of the Security executing it. Except as otherwise provided herein or in the terms of the Securities, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation.

          (iii) Each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other
Person that the Regular Trustees may designate.

          (iv) Unless otherwise provided in the Business Trust Act, this Declaration or the rules of any stock exchange on which the Preferred Securities are then listed or admitted for trading, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                          ARTICLE XIII

   REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

     SECTION 13.1  Representations and Warranties of Institutional
                   -----------------------------------------------
Trustee.
-------

     (a) The Trustee which acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee, that:

          (i) The Institutional Trustee is a national banking association with trust powers, duly organized, validly existing and in good standing under the laws of the United States, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

          (ii) The execution, delivery and performance by the Institutional Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. The Declaration has been duly executed and delivered by the Institutional Trustee, and constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          (iii) The execution, delivery and performance of this Declaration by the Institutional Trustee do not conflict with or constitute a breach of the Charter or By-laws of the Institutional Trustee.

          (iv) No consent, approval or authorization of, or registration with or notice to, any banking authority which supervises or regulates the Institutional Trustee is required for the execution, delivery or performance by the Institutional Trustee of this Declaration.

          (v)  The Institutional Trustee satisfies the
qualifications set forth in Section 5.1(c).

     (b) The Trustee which acts as initial Delaware Trustee represents and warrants to the Trust and the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that it satisfies the qualifications set forth in Section 5.1(a)(3).

                          ARTICLE XIV

                         MISCELLANEOUS

     SECTION 14.1  Notices.
                   -------

     All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

          (a)  if given to the Trust, in care of the Regular
Trustees at the Trust's mailing address set forth below (or such other address as the Regular Trustees on behalf of the Trust may give notice of to the Holders of the Securities):

          UAL Corporation Capital Trust I
          c/o UAL Corporation
          1200 East Algonquin Road
          Elk Grove Township, Illinois  60007
          Attention:  Trustees
          Facsimile No: (847) 700-4683

          (b) if given to the Institutional Trustee, at the mailing address of the Institutional Trustee set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities):

          The First National Bank of Chicago
          One First National Plaza, Suite 0216
          Chicago, Illinois  60670-0126
          Attention:  Corporate Trust Department
          Facsimile No:  (312) 407-1708

          (c) if given to the Delaware Trustee, at the mailing address of the Delaware Trustee set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

          First Chicago Delaware Inc.
          300 King Street
          Wilmington, Delaware  19801
          Facsimile No:  (312) 407-1708

          (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

          UAL Corporation
          1200 East Algonquin Road
          Elk Grove Township, Illinois   60007
          Attention:  Corporate Secretary
          Facsimile No: (847) 700-4683

          (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

     A copy of any notice to the Institutional Trustee or the Delaware Trustee shall also be sent to the Trust. All notices shall be deemed to have been given, when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     SECTION 14.2  Undertaking for Costs.
                   ---------------------

     All parties to this Declaration agree, and each Holder of any Securities by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Declaration, or in any suit against the Institutional Trustee for any action taken or omitted by it as Institutional Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 14.2 shall not apply to any suit instituted by the Institutional Trustee, to any suit instituted by any Holder of Preferred Securities, or group of Holders of Preferred Securities, holding more than 10% in aggregate liquidation amount of the outstanding Preferred Securities, or to any suit instituted by any Holder of Preferred Securities for the enforcement of the payment of the principal of or interest on the Debentures, on or after the respective due dates expressed in such Debentures.

     SECTION 14.3  Governing Law.
                   -------------

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE; PROVIDED HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE TRUST, THE TRUSTEES OR THIS DECLARATION ANY PROVISIONS OF THE LAWS (STATUTORY OR COMMON) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS, OTHER THAN THE BUSINESS TRUST ACT, THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF, (I) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (II) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (III) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (IV) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (V) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (VI) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS, OR (VII) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OR RESPONSIBILITIES OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES, THAT ARE INCONSISTENT WITH THE LIMITATIONS OR LIABILITIES OR AUTHORITIES AND POWERS OF TRUSTEES AS SET FORTH OR REFERENCED IN THIS AGREEMENT. SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

     SECTION 14.4  Headings.
                   --------

     Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

     SECTION 14.5  Partial Enforceability.
                   ----------------------

     If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     SECTION 14.6  Counterparts.
                   ------------

     This Declaration may contain more than one counterpart of the signature pages and this Declaration may be executed by the affixing of the signature of the Sponsor and each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

     SECTION 14.7  Intention of the Parties.
                   ------------------------

     It is the intention of the parties hereto that the Trust not be classified for United States federal income tax purposes an association taxable as a corporation or partnership but that the Trust be treated as a grantor trust for United States federal income tax purposes. The provisions of this Declaration shall be interpreted to further this intention of the parties.

     SECTION 14.8  Successors and Assigns.
                   ----------------------

     Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


UAL CORPORATION,
as Sponsor

By: /s/ Douglas A. Hacker
    ---------------------
      Name:  Douglas A. Hacker
      Title: Senior Vice President and Chief
             Financial Officer


/s/ Douglas A. Hacker
---------------------
Douglas A. Hacker,
as Trustee


/s/ Francesca M. Maher
----------------------
Francesca M. Maher,
as Trustee


/s/ Thomas A. Mutryn
--------------------
Thomas A. Mutryn,
as Trustee


THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee

By: /s/ Richard D. Manella
    ----------------------
      Name:  Richard D. Manella
      Title: Vice President


FIRST CHICAGO DELAWARE INC.,
as Trustee

By: /s/ Richard D. Manella
    ----------------------
      Name:  Richard D. Manella
      Title:  Vice President


     There personally appeared before me Douglas A. Hacker (on behalf of UAL Corporation, as Sponsor, and as a Trustee) and Francesca M. Maher and Thomas A. Mutryn (as Trustees) who acknowledged the foregoing instrument to be his, her or its free act and deed and the free act and deed of UAL Corporation and the Trustees of UAL Corporation Capital Trust I.

                                        Before me,


/s/ Jeanne M. Rajala
--------------------
Notary Public


         My Commission Expires:
                6-26-99
         ----------------------


     There personally appeared before me Richard D. Manella (on behalf of The First National Bank of Chicago, as Trustee) who acknowledged the foregoing instrument to be his, her or its free act and deed and the free act and deed of The First National Bank of Chicago, as Trustee.


                                        Before me,


/s/ Ann Longino
---------------
Notary Public

         My Commission Expires:
                5-17-98
         ----------------------




     There personally appeared before me   Richard D. Manella
(on behalf of First Chicago Delaware Inc., as Trustee) who acknowledged the foregoing instrument to be his, her or its free act and deed and the free act and deed of First Chicago Delaware Inc., as Trustee.

                                        Before me,

/s/ Ann Longino
---------------
Notary Public

         My Commission Expires:
               5-17-98
         ----------------------




EXHIBIT A
                      CERTIFICATE OF TRUST

                               OF

                 UAL CORPORATION CAPITAL TRUST I

          This Certificate of Trust of UAL Corporation Capital Trust I (the "Trust"), dated October 15, 1996, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del.C. Sec. 3801 et seq.).

     1. Name. The name of the business trust formed hereby is UAL Corporation Capital Trust I.

     2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are First Chicago Delaware Inc., a Delaware corporation, 300 King Street, Wilmington, Delaware 19801.

     3. Effective Date. This Certificate of Trust shall be effective as of its filing.

     IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust at the time of filing this Certificate of Trust, have executed this Certificate of Trust as of the date first above written.

                              The First National Bank of Chicago,
                              as trustee

                              By: /s/ Richard D. Manella
                                  ----------------------
                              Name:  Richard D. Manella
                              Title:  Vice President

                              First Chicago Delaware Inc.,
                              as trustee

                              By: /s/ Steven M. Wagner
                                  --------------------
                              Name:  Steven M. Wagner
                              Title:  Vice President


EXHIBIT B

                            TERMS OF

                      PREFERRED SECURITIES


     Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust of UAL Corporation Capital Trust I dated as of December 30, 1996 (as amended from time to time, the "Declaration"), the designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth below (each capitalized term used but not defined herein having the meaning set forth in the Declaration):

     1. Designation and Number. Preferred Securities of the Trust with an aggregate liquidation amount in the assets of the Trust of ___________________________ (____) and a liquidation amount in the assets of the Trust of $25 per Preferred Security, are hereby designated as "13 1/4% Trust Originated Preferred Securities." The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed. The Preferred Securities shall be issued to former holders of Depositary Shares ("Depositary Shares"),each representing 1/1,000 of a share of 12-1/4% Series B Preferred Stock (the "Series B Preferred"), of UAL Corporation ("UAL") in exchange for such Depositary Shares pursuant to the Offer. In connection with such Offer and the purchase by UAL of the Common Securities, UAL will deposit in the Trust, and the Trust will purchase, respectively, as trust assets Debentures of UAL having an aggregate principal amount equal to $[__________], and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and Common Securities.

     2. Distributions. (a) Periodic distributions payable on each Preferred Security will be fixed at a rate per annum of 13 1/4% (the "Coupon Rate") of the stated liquidation amount of $25 per Preferred Security. Distributions in arrears will bear interest at the rate per annum of 13 1/4% thereof, compounded quarterly, to the extent permitted by law. The term "Distributions" as used in these terms means such periodic cash distributions and any such interest payable unless otherwise stated. A Distribution will be made by the Institutional Trustee only to the extent that interest payments are made in respect of the Debentures held by the Trust. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed in such a 30-day month.

     (b) Distributions on the Preferred Securities will be cumulative, will accrue from December 21, 1996 and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 1996, and at final maturity of the Debentures, except as otherwise described below, but only if and to the extent that interest payments are made in respect of the Debentures held by the Trust. In addition, Holders of Preferred Securities will be entitled to a cash distribution at the rate of 12-1/4% per annum of the liquidation amount thereof from November 1, 1996 through December 20, 1996, payable on December 31, 1996 ("Pre-Issuance Interest"). With the exception of Pre-Issuance Interest, so long as UAL shall not be in default in the payment of interest on the Debentures, UAL has the right under the Indenture for the Debentures to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarterly interest periods (each, an "Extension Period") and, as a consequence, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the rate of 13 1/4% per annum, compounded quarterly to the extent permitted by law during any such Extension Period. Prior to the termination of any such Extension Period, UAL may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly interest periods and provided further that no Extension Period may extend beyond the maturity of the Debentures. Upon the termination of any Extension Period and the payment on the next distribution payment date following such extension period of all amounts then due, UAL may commence a new Extension Period, subject to the above requirements. Any interest paid on the Debentures during an Extension Period on an Interest Payment Date shall be paid pro rata to the Holders of Preferred Securities on the corresponding distribution payment date. Payments of accrued Distributions will be payable to Holders of Preferred Securities as they appear on the books and records of the Trust on the record date for the first payment occurring on or after the end of the Extension Period.

     (c) Distributions on the Preferred Securities will be payable promptly by the Institutional Trustee (or other Paying Agent) upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which will be 15 calendar days prior to the relevant Distribution dates, except that the record date for the payment to be made on December 31, 1996 shall be the date of exchange of the Preferred Securities for the Depository Shares, which record and payment dates correspond to the record and interest payment dates on the Debentures. Distributions payable on any Preferred Securities that are not punctually paid on any Distribution payment date as a result of UAL having failed to make the corresponding interest payment on the Debentures will forthwith cease to be payable to the Person in whose name such Preferred Security is registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Preferred Security is registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution payment date falling within an Extension Period unless UAL has elected to make a full or partial payment of interest accrued on the Debentures on such Distribution payment date. Subject to any applicable laws and regulations and the provisions of the Declaration, each payment in respect of the Preferred Securities will be made as described in paragraph 9 hereof. If any date on which Distributions are payable on the Preferred Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     (d) All Distributions paid with respect to the Preferred Securities and the Common Securities will be paid Pro Rata (as defined herein) to the Holders thereof entitled thereto. If an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to Distributions.

     (e) In the event that there is any money or other property held by or for the Trust that is not accounted for under the Declaration, such money or property shall be distributed Pro Rata among the Holders of the Preferred Securities and Common
Securities.

     3. Liquidation Distribution Upon Dissolution. In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Preferred Securities and Common Securities at the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive Pro Rata, solely out of the assets of the Trust available for distribution to Holders of Preferred Securities and Common Securities after satisfaction of liabilities to creditors, an amount equal to the aggregate of the stated liquidation amount of $25 per Preferred Security and Common Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, and after satisfaction of liabilities to creditors, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Preferred Securities and Common Securities and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on such Preferred Securities and Common Securities shall be distributed Pro Rata to the Holders of the Preferred Securities and Common Securities in exchange for such Securities.

     If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities and Common Securities shall be paid on a Pro Rata basis, except that, if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to such Liquidation Distribution.

     4. Redemption and Distribution of Debentures. The Preferred Securities and Common Securities may only be redeemed if Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and Common Securities are repaid, redeemed or distributed as set forth below:

     (a) Upon the repayment of the Debentures, in whole or in part, whether at maturity, or upon redemption at any time or from time to time on or after July 12, 2004, the proceeds of such repayment will be promptly applied to redeem Pro Rata Preferred Securities and Common Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed, upon not less than 10 nor more than 60 days' notice, at a redemption price of $25 per Preferred and Common Security plus an amount equal to accrued and unpaid Distributions thereon to the date of redemption, payable in cash (the "Redemption Price"). The date of any such repayment or redemption of Preferred Securities and Common Securities shall be established to coincide with the repayment or redemption date of the Debentures.

     (b) The Common Securities will be entitled to be redeemed on a Pro Rata basis with the Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to the payment of the Redemption Price. If fewer than all the outstanding Preferred Securities and Common Securities are to be so redeemed, the Preferred Securities and the Common Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be redeemed as described in paragraph 4(f)(ii) below. If a partial redemption would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed, UAL pursuant to the Indenture will only redeem Debentures in whole and, as a result, the Trust may only redeem the Preferred Securities in whole.

     (c) If, at any time, a Tax Event or an Investment Company Event (each as hereinafter defined, and each a "Special Event") shall occur and be continuing, the Regular Trustees shall, unless the Debentures are redeemed in the limited circumstances described below, dissolve the Trust and, after satisfaction of creditors, cause Debentures held by the Institutional Trustee having an aggregate principal amount equal to the aggregate stated liquidation amount of and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as, the Preferred Securities and Common Securities, to be distributed to the Holders of the Preferred Securities and Common Securities on a Pro Rata basis in liquidation of such Holders' interests in the Trust, within 90 days following the occurrence of such Special Event (the "90 Day Period"), provided, however, that in the case of the occurrence of a Tax Event, as a condition of such dissolution and distribution, the Regular Trustees shall have received an opinion (a "No Recognition Opinion") of a nationally recognized independent tax counsel experienced in such matters , which opinion may rely on any then applicable published revenue ruling of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and distribution of Debentures; and provided, further, that, if and as long as at the time there is available to the Trust the opportunity to eliminate, within the 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, UAL, or the Holders of the Preferred Securities ("Ministerial Action"), the Trust will pursue such measure in lieu of dissolution.

     If, in the case of the occurrence of a Tax Event, (i) the Regular Trustees have received an opinion (a "Redemption Tax Opinion") of nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that UAL would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even if the Debentures were distributed to the Holders of Preferred Securities and Common Securities in liquidation of such Holder's interest in the Trust as described in this paragraph 4(c) or (ii) the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, UAL shall have the right at any time, upon not less than 10 nor more than 60 days notice, to redeem the Debentures in whole or in part for cash at the Redemption Price within 90 days following the occurrence of such Tax Event, and promptly following such redemption Preferred Securities and Common Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that, if at the time there is available to UAL or the Regular Trustees on behalf of the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some Ministerial Action, UAL or the Regular Trustees on behalf of the Trust will pursue such measure in lieu of redemption, and provided further that UAL shall have no right to redeem the Debentures while the Regular Trustees on behalf of the Trust are pursuing such Ministerial Action. The Common Securities will be redeemed Pro Rata with the Preferred Securities, except that, if an Event of Default under the Indenture has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities with respect to payment of the Redemption Price.

     "Tax Event" means that the Regular Trustees shall have obtained an opinion (a "Dissolution Tax Opinion") of nationally recognized independent tax counsel experienced in such matters to the effect that on or after the Expiration Date as a result of
(a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or
(d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after the Expiration Date, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges or (iii) interest payable by UAL to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by UAL for United States federal income tax purposes.

     "Investment Company Event" means that the Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority or of the staff of such governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the Expiration Date.

     On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Preferred Securities will no longer be deemed to be outstanding and (ii) certificates representing Preferred Securities will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal to accrued and unpaid Distributions on, such Preferred Securities until such certificates are presented to UAL or its agent for transfer or reissuance.

     (d) The Trust may not redeem fewer than all the outstanding Preferred Securities unless all accrued and unpaid Distributions have been paid on all Preferred Securities for all quarterly Distribution periods terminating on or prior to the date of redemption.

     (e) If Debentures are distributed to Holders of the Preferred Securities, UAL, pursuant to the terms of the Indenture, will use its best efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange as the Preferred Securities were listed immediately prior to the distribution of the Debentures.

     (f) (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Preferred Securities and Common Securities (a "Redemption/Distribution Notice") will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Preferred Securities and Common Securities to be redeemed or exchanged not less than 10 nor more than 60 days prior to the date fixed for redemption or exchange thereof. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph (f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first class mail, postage prepaid, to Holders of Preferred Securities and Common Securities. Each Redemption/ Distribution Notice shall be addressed to the Holders of Preferred Securities and Common Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Preferred Securities are to be redeemed (subject to adjustment to eliminate fractional Preferred Securities), the Preferred Securities to be redeemed will be redeemed Pro Rata from each Holder of Preferred Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by DTC (or successor Clearing Agency) or any other nominee, the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

          (iii) If the Trust gives a Redemption/Distribution Notice in respect of a redemption of Preferred Securities as provided in this paragraph 4 (which notice will be irrevocable) then, immediately prior to the close of business on the redemption date, provided that UAL has paid to the Trust in immediately available funds a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, Distributions will cease to accrue on the Preferred Securities called for redemption, such Preferred Securities will no longer be deemed to be outstanding and all rights of Holders of such Preferred Securities so called for redemption will cease, except the right of the Holders of such Preferred Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Preferred Securities which have been so called for redemption. If any date fixed for redemption of Preferred Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Preferred Securities is improperly withheld or refused and not paid either by the Trust or by UAL pursuant to the Preferred Guarantee, Distributions on such Preferred Securities will continue to accrue, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

          (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to the Holders of the Preferred Securities.

          (v) Upon the date of dissolution of the Trust and distribution of Debentures as a result of the occurrence of a Special Event, Preferred Security Certificates shall be deemed to represent beneficial interests in the Debentures so distributed, and the Preferred Securities will no longer be deemed outstanding and may be canceled by the Regular Trustees. The Debentures so distributed shall have an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities so distributed.

          (vi) Subject to the foregoing and applicable law
(including, without limitation, United States federal securities laws), UAL or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

     5.  Voting Rights.  (a) Except as provided under paragraph
5(b) below and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

     (b) If any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than in accordance with the terms of the Declaration, then the Holders of outstanding Securities will be entitled to vote on such amendment or proposal as a class and such amendment or proposal shall not be effective except with the approval of the Holders of Securities representing a Majority in liquidation amount of such Securities; provided, however, (A) if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities and (B) amendments to the Declaration shall be subject to such further requirements as are set forth in Sections 12.1 and 12.2 of the Declaration.

     In the event the consent of the Institutional Trustee, as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination. The Institutional Trustee shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class (and, in the case of any other UAL Corporation Capital Trust holding debt securities issued under the Indenture, voting with the holders of securities of such other UAL Corporation Capital Trust); provided that where such amendment, modification or termination of the Indenture requires the consent or vote of
(1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or
(2) each holder of Debentures, the Institutional Trustee may only vote with respect to that amendment, modification or termination as directed by, in the case of clause (1) above, the vote of Holders of Securities representing such specified percentage of the aggregate liquidation amount of the Securities, or, in the case of clause (2) above, each Holder of Securities; and provided, further, that the Institutional Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of Securities unless the Institutional Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States federal income tax purposes following such action.

     Subject to Section 2.6 of the Declaration, and the provisions of this and the next two succeeding paragraphs, the Holders of a Majority in liquidation amount of the Preferred Securities, voting separately as a class, shall have the right to
(A) on behalf of all Holders of Preferred Securities, waive any past default, and its consequences, that is waivable under the Declaration (subject to, and in accordance with, the Declaration) and (B) direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as the holder of the Debentures (and, in the case of any other UAL Corporation Capital Trust holding debt securities issued under the Indenture, voting with the holders of preferred securities of such other UAL Corporation Capital Trust), to (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.7 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided that where the taking of any action under the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, the Institutional Trustee may only take such action if directed by, in the case of clause (1) above, the vote of Holders of Preferred Securities representing such specified percentage of the aggregate liquidation amount of the Preferred Securities, or, in the case of clause (2) above, each Holder of Preferred Securities. The Institutional Trustee shall not revoke, or take any action inconsistent with, any action previously authorized or approved by a vote of the Holders of the Preferred Securities.

     Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall be under no obligation to take any of the foregoing actions at the direction of the Holders of Preferred Securities unless the Institutional Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States federal income tax purposes following such action. If the Institutional Trustee fails to enforce its rights under the Declaration (including, without limitation, its rights, powers and privileges as a holder of the Debentures under the Indenture) to the fullest extent permitted by law, any Holder of Preferred Securities may, upon such Holder's written request to the Institutional Trustee to enforce such rights, institute a legal proceeding directly against UAL to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person; provided that if an Event of Default is attributable to the failure of UAL to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder without first (i) directing the Institutional Trustee to enforce the terms of the Debentures or (ii) instituting a legal proceeding against UAL to enforce the Institutional Trustee's rights under the Debentures.

     A waiver of an Indenture Event of Default by the Institutional Trustee at the direction of the Holders of the Preferred Securities will constitute a waiver of the corresponding Event of Default under the Declaration in respect of the Securities.

     Any required approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities of the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

     No vote or consent of the Holders of Preferred Securities will be required for the Trust to redeem and cancel Preferred
Securities or distribute Debentures in accordance with the Declaration.

     Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities at such time that are owned by UAL or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with UAL shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

     Holders of the Preferred Securities will have no rights to increase or decrease the number of Trustees or to appoint, remove or replace a Trustee, which voting rights are vested solely in the Holders of the Common Securities.

     6. Pro Rata Treatment. A reference in these terms of the Preferred Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

     7. Ranking. The Preferred Securities rank pari passu and payment thereon will be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing, the rights of Holders of Preferred Securities to payment in respect of Distributions and payments upon liquidation, redemption or otherwise rank in priority to the rights of Holders of the Common Securities.

     8.  Mergers, Consolidations or Amalgamations.

     (a) The Trust may not consolidate, amalgamate or merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any Person, except as described in Sections 3 and 8(b) and (c).

     (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Institutional Trustee, consolidate, amalgamate or merge with or into, or be replaced by, a trust organized as such under the laws of any State; provided that:

          (i) such successor entity (the "Successor Entity") either:

                    (A) expressly assumes all of the obligations of the Trust under the Preferred Securities; or

                    (B) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

          (ii) the Sponsor expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the holder of the Debentures;

          (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Preferred Securities are then listed or quoted;

          (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities
     (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

          (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Preferred Securities as a result of such merger, consolidation, amalgamation or replacement);

          (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

          (vii) such merger, consolidation, amalgamation or replacement does not vary the investment of the Holders of the Preferred Securities within the meaning of Treasury Regulation Section 301.7701-4(c)(1), e.g., does not substitute other assets for assets of the Trust to which the Preferred Securities relate or add assets to the Trust to which the Preferred Securities relate;

          (viii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                    (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                    (B)  following such merger, consolidation,
          amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                    (C)  following such merger, consolidation,
          amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

          (ix) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Guarantee.

     9. Transfer, Exchange, Method of Payments. Payment of Distributions and payments on redemption of the Preferred Securities will be payable, the transfer of the Preferred Securities will be registrable, and Preferred Securities will be exchangeable for Preferred Securities of other denominations of a like aggregate liquidation amount, at the principal corporate trust office of the Institutional Trustee in the City of New York; provided that payment of Distributions may be made at the option of the Regular Trustees on behalf of the Trust by check mailed to the address of the Persons entitled thereto and that the payment on redemption of any Preferred Security will be made only upon surrender of such Preferred Security to the Institutional Trustee.

     10. Acceptance of Indenture and Preferred Guarantee. Each Holder of Preferred Securities, by the acceptance thereof, agrees to the provisions of (i) the Preferred Guarantee, including the subordination provisions therein, and (ii) the Indenture and the Debentures, including the subordination provisions of the Indenture.

     11.  No Preemptive Rights.  The Holders of Preferred
Securities shall have no preemptive or similar rights to subscribe to any additional Preferred Securities or Common
Securities.

     12. Miscellaneous. These terms shall constitute a part of the Declaration. The Trust will provide a copy of the Declaration and the Indenture to a Holder without charge on written request to the Trust at its principal place of business.


     Annex I

Certificate Number               Number of Preferred Securities
           B-__                  _____________________

CUSIP NO. 90254Y 20 8



          Certificate Evidencing Preferred Securities

                               of

                UAL Corporation Capital Trust I

         13 1/4% Trust Originated Preferred Securities

        (liquidation amount $25 per Preferred Security)



     UAL Corporation Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that _________ (the "Holder") is the registered owner of _____ (______) preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 13 1/4% Trust Originated Preferred Securities (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of December 30, 1996, as the same may be amended from time to time (the "Declaration") including the designation of the terms of Preferred Securities as set forth in Exhibit B thereto. The Preferred Securities and the Common Securities issued by the Trust pursuant to the Declaration represent undivided beneficial interests in the assets of the Trust, including the Debentures (as defined in the Declaration) issued by UAL Corporation, a Delaware corporation ("UAL"), to the Trust pursuant to the Indenture referred to in the Declaration. The Holder is entitled to the benefits of the Guarantee Agreement of UAL dated as of December 30, 1996, as the same may be amended from time to time (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Declaration, the Guarantee and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business or registered office.


     The Holder of this Certificate, by accepting this Certificate, is deemed to have (i) agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) as and to the extent provided in the Indenture and (ii) agreed to the terms of the Guarantee, including that the Guarantee is subordinate and junior in right of payment to all other liabilities of UAL, including the Debentures, except those made pari passu or subordinate by their terms, and senior to all capital stock now or hereafter issued by UAL and to any guarantee now or hereafter entered into by UAL in respect of any of its capital stock.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, Trustees of the Trust have executed this
Certificate as of                      .


UAL CORPORATION CAPITAL TRUST I



By:_________________________
Name:  Douglas A. Hacker
Title: Trustee



By:_________________________
Name:  Francesca M. Maher
Title: Trustee



Countersigned and Registered:

THE FIRST NATIONAL BANK OF CHICAGO, as
Transfer Agent and Registrar


By:___________________________
     Authorized Signature


     The Trust will furnish without charge to any registered owner of Preferred Securities who so requests, copies of the Declaration, the Guarantee and the Indenture. Any such request should be addressed to UAL Corporation Capital Trust I, c/o Secretary, UAL Corporation, 1200 East Algonquin Road, Elk Grove Township, Illinois 60007 or to the Registrar named on the face of this Certificate.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
UNIF GIFT MIN ACT -- under Uniform Gifts to Minors Act and not as tenants TENENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survival

     Additional abbreviations may also be used though not in the above list.


                           ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
(Please insert social security or other identifying number of assignee)

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
(Insert address and zip code of assignee)

the within Certificate and all rights and interests represented by the Preferred Securities evidenced thereby, and hereby irrevocably constitutes and appoints_________________________________________________________
_________________________________________________________________
_________________________________________________________________
_______________ attorney to transfer the said Preferred Securities on the books of the within-named Trust with full power of substitution in the premises.

Dated: _________________________

Signature: _____________________

Note: The signature(s) to this assignment must correspond with the name(s) as written upon the face of this certificate in every particular, without alteration or enlargement, or any change whatever.

NOTICE: Signature(s) must be guaranteed by an "eligible guarantor institution" that is a member or participant in a "signature guarantee program" (i.e., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program).

EXHIBIT C

                   TERMS OF COMMON SECURITIES


     Pursuant to Section 7.1 of the Amended and Restated
Declaration of Trust of UAL Corporation Capital Trust I dated as of December 30, 1996 (as amended from time to time, the "Declaration"), the designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth below (each capitalized term used but not defined herein having the meaning set forth in the Declaration):

     1. Designation and Number. Common Securities of the Trust with an aggregate liquidation amount in the assets of the Trust of _________________________________ (_________) and a
liquidation amount in the assets of the Trust of $25 per Common Security, are hereby designated as "13 1/4% Trust Originated Common Securities." The Common Security Certificates evidencing the Common Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice. The Common Securities are to be issued and sold to UAL Corporation ("UAL") in consideration of $[_________] in cash. In connection with the Offer and the purchase by UAL of the Common Securities, UAL will deposit in the Trust, and the Trust will purchase, respectively, as trust assets Debentures of UAL having an aggregate principal amount equal to $[__________], and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and Common Securities.

     2. Distributions. (a) Periodic distributions payable on each Common Security will be fixed at a rate per annum of 13 1/4% (the "Coupon Rate") of the stated liquidation amount of $25 per Common Security. Distributions in arrears for more than one quarter will bear interest at the rate per annum of 13 1/4% thereof (to the extent permitted by applicable law), compounded quarterly, to the extent permitted by law. The term "Distributions" as used in these terms means such periodic cash distributions and any such interest payable unless otherwise stated. A Distribution will be made by the Institutional Trustee only to the extent that interest payments are made in respect of the Debentures held by the Trust. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed in such a 30-day month.

     (b) Distributions on the Common Securities will be cumulative, will accrue from December 21, 1996 and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 1996, and at final maturity of the Debentures, except as otherwise described below, but only if and to the extent that interest payments are made in respect of the Debentures held by the Trust. In addition, Holders of Common Securities will be entitled to a cash distribution at the rate of 12-1/4% per annum of the liquidation amount thereof from November 1, 1996 through December 20, 1996, payable on December 31, 1996 ("Pre-Issuance Interest"). With the exception of Pre-Issuance Interest, so long as UAL shall not be in default in the payment of interest on the Debentures, UAL has the right under the Indenture for the Debentures to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarterly interest periods (each, an "Extension Period") and, as a consequence, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the rate of 13 1/4% per annum, compounded quarterly to the extent permitted by law during any such Extension Period. Prior to the termination of any such Extension Period, UAL may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly interest periods and provided further that no Extension Period may extend beyond the maturity of the Debentures. Upon the termination of any Extension Period and the payment on the next distribution payment date following such Extension Period of all amounts then due, UAL may commence a new Extension Period, subject to the above requirements. Any interest paid on the Debentures during an Extension Period on an Interest Payment Date shall be paid pro rata to the Holders of Preferred Securities on the corresponding distribution payment date. Payments of accrued Distributions will be payable to Holders of Common Securities as they appear on the books and records of the Trust on the record date for the first payment occurring on or after the end of the Extension Period.

     (c) Distributions on the Common Securities will be payable promptly by the Institutional Trustee (or other Paying Agent) upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which will be 15 calendar days prior to the relevant Distribution dates except that the record date for the payment to be made on December 31, 1996 shall be the date of exchange of the Common Securities for the Depository Shares, which record and payment dates correspond to the record and interest payment dates on the Debentures. Distributions payable on any Common Securities that are not punctually paid on any Distribution payment date as a result of UAL having failed to make the corresponding interest payment on the Debentures will forthwith cease to be payable to the Person in whose name such Common Security is registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Common Security is registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution payment date falling within an Extension Period unless UAL has elected to make a full or partial payment of interest accrued on the Debentures on such Distribution payment date. Subject to any applicable laws and regulations and the provisions of the Declaration, each payment in respect of the Common Securities will be made as described in paragraph 9 hereof. If any date on which Distributions are payable on the Common Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     (d) All Distributions paid with respect to the Common Securities and the Preferred Securities will be paid Pro Rata (as defined herein) to the Holders thereof entitled thereto. If an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to Distributions

     (e) In the event that there is any money or other property held by or for the Trust that is not accounted for under the Declaration, such money or property shall be distributed Pro Rata among the Holders of the Preferred Securities and Common
Securities.

     3. Liquidation Distribution Upon Dissolution. In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Preferred Securities and Common Securities at the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive Pro Rata, solely out of the assets of the Trust available for distribution to Holders of Preferred Securities and Common Securities, after satisfaction of liabilities to creditors, an amount equal to the aggregate of the stated liquidation amount of $25 per Preferred Security and Common Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, and after satisfaction of liabilities to creditors, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Preferred Securities and Common Securities bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on such Preferred Securities and Common Securities shall be distributed Pro Rata to the Holders of the Preferred Securities and Common Securities in exchange for such Securities.

     If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities and Common Securities shall be paid on a Pro Rata basis, except that, if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to such Liquidation Distribution.

     4. Redemption and Distribution of Debentures. The Preferred Securities and Common Securities may only be redeemed if Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and Common Securities are repaid, redeemed or distributed as set forth below:

     (a) Upon the repayment of the Debentures, in whole or in part, whether at maturity, or upon redemption at any time or from time to time on or after July 12, 2004, the proceeds of such repayment will be promptly applied to redeem Pro Rata Preferred Securities and Common Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed, upon not less than 10 nor more than 60 days' notice, at a redemption price of $25 per Preferred and Common Security plus an amount equal to accrued and unpaid Distributions thereon to the date of redemption, payable in cash (the "Redemption Price"). The date of any such repayment or redemption of Preferred Securities and Common Securities shall be established to coincide with the repayment or redemption date of the Debentures.

     (b) The Common Securities will be entitled to be redeemed on a Pro Rata basis with the Preferred Securities, except that, if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to the payment of the Redemption Price. If fewer than all the outstanding Preferred Securities and Common Securities are to be so redeemed, the Preferred Securities and the Common Securities will be redeemed Pro Rata and the Common Securities to be redeemed will be redeemed as described in paragraph 4(e)(ii) below. If a partial redemption would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed, UAL pursuant to the Indenture will only redeem Debentures in whole and, as a result, the Trust may only redeem the Common Securities in whole.

     (c) If, at any time, a Tax Event or an Investment Company Event (each as hereinafter defined, and each a "Special Event") shall occur and be continuing, the Regular Trustees shall, unless the Debentures are redeemed in the limited circumstances described below, dissolve the Trust and, after satisfaction of creditors, cause Debentures held by the Institutional Trustee having an aggregate principal amount equal to the aggregate stated liquidation amount of and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as, the Preferred Securities and Common Securities, to be distributed to the Holders of the Preferred Securities and Common Securities on a Pro Rata basis in liquidation of such Holders' interests in the Trust, within 90 days following the occurrence of such Special Event (the "90 Day Period"), provided, however, that in the case of the occurrence of a Tax Event, as a condition of such dissolution and distribution, the Regular Trustees shall have received an opinion (a "No Recognition Opinion") of a nationally recognized independent tax counsel experienced in such matters, which opinion may rely on any then applicable published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and distribution of Debentures; and provided, further, that, if and as long as at the time there is available to the Trust the opportunity to eliminate, within the 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, UAL, or the Holders of the Preferred Securities ("Ministerial Action"), the Trust will pursue such measure in lieu of dissolution.

     If, in the case of the occurrence of a Tax Event, (i) the Regular Trustees have received an opinion (a "Redemption Tax Opinion") of nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that UAL would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even if the Debentures were distributed to the Holders of Preferred Securities and Common Securities in liquidation of such Holder's interest in the Trust as described in this paragraph 4(c) or (ii) the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, UAL shall have the right at any time, upon not less than 10 nor more than 60 days notice, to redeem the Debentures in whole or in part for cash at the Redemption Price within 90 days following the occurrence of such Tax Event, and promptly following such redemption Preferred Securities and Common Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that, if at the time there is available to UAL or the Regular Trustees on behalf of the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some Ministerial Action, UAL or the Regular Trustees on behalf of the Trust will pursue such measure in lieu of redemption, and provided further that UAL shall have no right to redeem the Debentures while the Regular Trustees on behalf of the Trust are pursuing such Ministerial Action. The Common Securities will be redeemed Pro Rata with the Preferred Securities, except that if an Event of Default under the Indenture has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities with respect to payment of the Redemption Price.

     "Tax Event" means that the Regular Trustees shall have obtained an opinion (a "Dissolution Tax Opinion") of nationally recognized independent tax counsel experienced in such matters to the effect that on or after the Expiration Date as a result of
(a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or
(d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after the Expiration Date, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges or (iii) interest payable by UAL to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by UAL for United States federal income tax purposes.

     "Investment Company Event" means that the Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority or the staff of such governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the Expiration Date.

     On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Common Securities will no longer be deemed to be outstanding and (ii) any certificates representing Common Securities will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal to accrued and unpaid Distributions on, such Common Securities until such certificates are presented to UAL or its agent for transfer or reissuance.

     (d)  The Trust may not redeem fewer than all the outstanding
Common Securities unless all accrued and unpaid Distributions have been paid on all Common Securities for all quarterly
Distribution periods terminating on or prior to the date of redemption.

     (e)(i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Preferred Securities and Common Securities (a "Redemption/Distribution Notice") will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Preferred Securities and Common Securities to be redeemed or exchanged not less than 10 nor more than 60 days prior to the date fixed for redemption or exchange thereof. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph (e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first class mail, postage prepaid, to Holders of Preferred Securities and Common Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Preferred Securities and Common Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Common Securities are to be redeemed, the Common Securities to be redeemed will be redeemed Pro Rata from each Holder of Common Securities (subject to adjustment to eliminate fractional Common Securities).

          (iii) If the Trust gives a Redemption/Distribution Notice in respect of a redemption of Common Securities as provided in this paragraph 4 (which notice will be irrevocable), then, immediately prior to the close of business on the redemption date, provided that UAL has paid to the Trust in immediately available funds a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, Distributions will cease to accrue on the Common Securities called for redemption, such Common Securities will no longer be deemed to be outstanding and all rights of Holders of such Common Securities so called for redemption will cease, except the right of the Holders of such Common Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Common Securities which have been so called for redemption. If any date fixed for redemption of Common Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Common Securities is improperly withheld or refused and not paid by the Trust, Distributions on such Common Securities will continue to accrue, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

          (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to the Holders of the Common Securities.

          (v) Upon the date of dissolution of the Trust and distribution of Debentures as a result of the occurrence of a Special Event, Common Security Certificates shall be deemed to represent beneficial interests in the Debentures so distributed, and the Common Securities will no longer be deemed outstanding and may be canceled by the Regular Trustees. The Debentures so distributed shall have an aggregate principal amount equal to the aggregate liquidation amount of the Common Securities so distributed.

     5.  Voting Rights.  (a) Except as provided under paragraph
5(b) below and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

     (b) Holders of Common Securities have the sole right under the Declaration to increase or decrease the number of Trustees, and to appoint, remove or replace a Trustee, any such increase, decrease, appointment, removal or replacement to be approved by Holders of Common Securities representing a Majority in liquidation amount of the Common Securities.

     If any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than in accordance with the terms of the Declaration, then the Holders of outstanding Securities will be entitled to vote on such amendment or proposal as a class and such amendment or proposal shall not be effective except with the approval of the Holders of Securities representing a Majority in liquidation amount of such Securities; provided, however, (A) if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities, (B) the rights of Holders of Common Securities under
Article V of the Declaration to increase or decrease the number of, and to appoint, replace or remove, Trustees shall not be amended without the consent of each Holder of Common Securities, and (C) amendments to the Declaration shall be subject to such further requirements as are set forth in Sections 12.1 and 12.2 of the Declaration.

     In the event the consent of the Institutional Trustee, as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination. The Institutional Trustee shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class (and, in the case of any other UAL Corporation Capital Trust holding debt securities issued under the Indenture, voting with the holders of securities of such other UAL Corporation Capital Trust); provided that where such amendment, modification or termination of the Indenture requires the consent or vote of
(1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or
(2) each holder of Debentures, the Institutional Trustee may only vote with respect to that amendment, modification or termination as directed by, in the case of clause (1) above, the vote of Holders of Securities representing such specified percentage of the aggregate liquidation amount of the Securities, or, in the case of clause (2) above, each Holder of Securities; and provided, further, that the Institutional Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of the Securities unless the Institutional Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as an expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States federal income tax purposes following such action.

     Subject to Section 2.6 of the Declaration, and the provisions of this and the next two succeeding paragraphs, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, shall have the right to
(A) on behalf of all Holders of Common Securities, waive any past default, and its consequences, that is waivable under the Declaration (subject to, and in accordance with, the Declaration) and (B) direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures (and, in the case of any other UAL Corporation Capital Trust holding debt securities issued under the Indenture, voting with the holders of common securities of such other UAL Corporation Capital Trust), to (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.7 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided that where the taking of any action under the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, the Institutional Trustee may only take such action if directed by, in the case of clause (1) above, the vote of Holders of Common Securities representing such specified percentage of the aggregate liquidation amount of the Common Securities, or, in the case of clause (2) above, each Holder of Common Securities. The Institutional Trustee shall not revoke, or take any action inconsistent with, any action previously authorized or approved by a vote of the Holders of the Preferred Securities, and shall not take any action in accordance with the direction of the Holders of the Common Securities under this paragraph if the action is prejudicial to the Holders of Preferred Securities.

     Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall be under no obligation to take any of the foregoing actions at the direction of the Holders of Common Securities unless the Institutional Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States income tax purposes following such action.

     Notwithstanding any other provision of these terms, each Holder of Common Securities will be deemed to have waived any Event of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived by the Holders of Preferred Securities as provided in the Declaration or otherwise eliminated, and until all Events of Default with respect to the Preferred Securities have been so cured, waived by the Holders of Preferred Securities or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Declaration or of the Securities. In the event that any Event of Default with respect to the Preferred Securities is waived by the Holders of Preferred Securities as provided in the Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under the Declaration without any further act, vote or consent of the Holders of the Common Securities.

     A waiver of an Indenture Event of Default by the Institutional Trustee at the direction of the Holders of the Preferred Securities will constitute a waiver of the corresponding Event of Default under the Declaration in respect of the Securities.

     Any required approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities of the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

     No vote or consent of the Holders of Common Securities will be required for the Trust to redeem and cancel Common Securities or distribute Debentures in accordance with the Declaration.

     6. Pro Rata Treatment. A reference in these terms of the Common Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

     7. Ranking. The Common Securities rank pari passu and payment thereon will be made Pro Rata with the Preferred Securities except that, where an Event of Default occurs and is continuing, the rights of Holders of Common Securities to payment in respect of Distributions and payments upon liquidation, redemption or otherwise are subordinate to the rights of Holders of the Preferred Securities.

     8.  Mergers, Consolidations or Amalgamations.

     (a) The Trust may not consolidate, amalgamate or merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any Person, except as described in Sections 3 and 8(b) and (c).

     (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Institutional Trustee, consolidate, amalgamate or merge with or into, or be replaced by, a trust organized as such under the laws of any State; provided that:

          (i) such successor entity (the "Successor Entity") either:

                    (A) expressly assumes all of the obligations of the Trust under the Preferred Securities; or

                    (B) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

          (ii) the Sponsor expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the holder of the Debentures;

          (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Preferred Securities are then listed or quoted;

          (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities
     (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

          (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Preferred Securities as a result of such merger, consolidation, amalgamation or replacement);

          (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

          (vii) such merger, consolidation, amalgamation or replacement does not vary the investment of the Holders of the Preferred Securities within the meaning of Treasury Regulation Section 301.7701-4(c)(1), e.g., does not substitute other assets for assets of the Trust to which the Preferred Securities relate or add assets to the Trust to which the Preferred Securities relate;

          (viii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                    (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                    (B)  following such merger, consolidation,
          amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                    (C)  following such merger, consolidation,
          amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

          (ix) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Guarantee.

     9. Transfer, Exchange, Method of Payments. Payment of Distributions and payments on redemption of the Common Securities will be payable, the transfer of the Common Securities will be registrable, and Common Securities will be exchangeable for Common Securities of other denominations of a like aggregate liquidation amount, at the principal corporate trust office of the Institutional Trustee in the City of New York; provided that payment of Distributions may be made at the option of the Regular Trustees on behalf of the Trust by check mailed to the address of the Persons entitled thereto and that the payment on redemption of any Common Security will be made only upon surrender of such Common Security to the Institutional Trustee. Notwithstanding the foregoing, transfers of Common Securities are subject to conditions set forth in Section 9.1(c) of the Declaration.

     10.  Acceptance of Indenture.  Each Holder of Common
Securities, by the acceptance thereof, agrees to the provisions of (i) the Common Guarantee, including the Subordination provisions thereof, and (ii) the Indenture and the Debentures, including the subordination provisions thereof.

No Preemptive Rights. The Holders of Common Securities shall have no preemptive or similar rights to subscribe to any additional Common Securities or Preferred Securities.

     12. Miscellaneous. These terms shall constitute a part of the Declaration. The Trust will provide a copy of the Declaration and the Indenture to a Holder without charge on written request to the Trust at its principal place of business.


Annex I

                  TRANSFER OF THIS CERTIFICATE
                  IS SUBJECT TO THE CONDITIONS
                  SET FORTH IN THE DECLARATION
                       REFERRED TO BELOW

Certificate Number            Number of Common Securities
                              ______
C-1

            Certificate Evidencing Common Securities


                               of


                UAL Corporation Capital Trust I


           13 1/4% Trust Originated Common Securities

          (liquidation amount $25 per Common Security)


     UAL Corporation Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that UAL Corporation (the "Holder") is the registered owner of _____________________________ (______) common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 13 1/4% Trust Originated Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer and satisfaction of the other conditions set forth in the Declaration (as defined below) including, without limitation, Section 9.1(c) thereof.
The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of December 30, 1996, as the same may be amended from time to time (the "Declaration") including the designation of the terms of Common Securities as set forth in Exhibit C thereto. The Common Securities and the Preferred Securities issued by the Trust pursuant to the Declaration represent undivided beneficial interests in the assets of the Trust, including the Debentures (as defined in the Declaration) issued by UAL Corporation, a Delaware corporation ("UAL"), to the Trust pursuant to the Indenture referred to in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee Agreement dated as of December 30, 1996, as the same may be amended from time to time (the "Common Guarantee"). The Trust will furnish a copy of the Declaration, the Guarantee and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     The Holder of this Certificate, by accepting this Certificate, is deemed to have (i) agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) as and to the extent provided in the Indenture, and (ii) agreed to the terms of the Common Guarantee, including that the Common Guarantee is subordinate and junior in right of payment to all other liabilities of UAL including the Preferred Guarantee (as defined in the Declaration), to the extent stated therein, and the Debentures, except those made pari passu or subordinate by their terms, and senior to all capital stock now or hereafter issued by UAL and to any guarantee now or hereafter entered into by UAL in respect of any of its capital stock.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, Trustees of the Trust have executed this
certificate as of                       .

UAL CORPORATION CAPITAL TRUST I


By: _________________________
Name:  Douglas A. Hacker
Title: Trustee


By: _________________________
Name:  Francesca M. Maher
Title: Trustee



Countersigned and Registered:

THE FIRST NATIONAL BANK OF CHICAGO, as
Transfer Agent and Registrar


By:___________________________
    Authorized Signature



                           ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfer this Common Security Certificate to:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
(Insert assignee's social security or tax identification number)

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
(Insert address and zip code of assignee)

and irrevocably constitutes and appoints
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_______________ attorney to transfer this Common Security Certificate on the books of the within-named Trust with full power of substitution in the premises.

Dated: ____________________________


Signature: ________________________

Note: The signature(s) to this assignment must correspond with the name(s) as written upon the face of this certificate in every particular, without alteration or enlargement, or any change whatever.